Share listing expense (Tables)	12 Months Ended
Dec. 31, 2021
Share listing expense
Schedule of calculation of share listing expense

	Number of Shares	Amount
Kismet’s existing public shareholders	3,188,758
Sponsor	11,750,000
PIPE investors	5,000,000
Total Nexters Inc Shares issued to Kismet shareholders	19,938,758
Market value per share at August 27, 2021	US$ 10.6684
Fair value of shares issued		212,715
Net assets of Kismet at August 27, 2021		111,286
Effect of accounting for fair value of warrants		(24,009)
Net assets of Kismet at August 27, 2021 including effect of fair value of warrants(1)		87,277
Difference - being IFRS 2 charge for listing services		125,438
(1)	Includes the effects of i.) US GAAP to IFRS conversion adjustment and ii.) effect of difference in fair values between Kismet warrants and Nexters Inc. warrants